PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10

PGIM Jennison Equity Income Fund

(the "Fund")

Supplement dated September 19, 2019 to the Currently Effective

Summary Prospectus, Prospectus and Statement of Additional Information (SAI) of the Fund

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

On September 11, 2019, the Board of Directors (the "Board") of Prudential Investment Portfolios, Inc. 10 approved certain changes to the Fund, including changing the name of the Fund to "PGIM Jennison Global Equity Income Fund," certain changes to the Fund's investment strategies, risks, performance benchmarks, and portfolio managers. As a result, effective on or about December 18, 2019, the Fund's Summary Prospectus, Prospectus and Statement of Additional Information are amended as set forth below:

Effective on or about December 18, 2019, the following changes are made to the Fund's Summary Prospectus, Prospectus and SAI, as applicable:

Change in the Fund's Name

PGIM Jennison Equity Income Fund is renamed PGIM Jennison Global Equity Income Fund. Change in the Fund's Investment Strategies and Risks

The section of the Summary Prospectus entitled "Investments, Risks and Performance – Principal Investment Strategies" is deleted in its entirety and replaced with the following:

Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its investable assets (net assets plus borrowings for investment purposes) assets in income-producing equity and equity-related securities. Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock or the cash value of such common stock, nonconvertible preferred stocks and convertible securities, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and joint ventures and business development companies, securities of real estate investment trusts (REITs) and income and royalty trusts, publicly-traded master limited partnerships, American Depositary Receipts (ADRs) and other similar securities. The Fund may also participate in the initial public offering (IPO) market.

The Fund may invest without limit in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. Under normal circumstances, the Fund invests at least 40% of its investable assets in foreign securities, including up to 20% of its investable assets in the securities of issuers located in or otherwise economically tied to emerging markets countries (identified by the subadviser as countries classified by MSCI as emerging and frontier markets). The Fund's investments in foreign securities may be lower if conditions are not favorable, but such investments will not be lower than 30% of the Fund's investable assets. The Fund's investments may be US or non-US dollar denominated.

The Fund may from time to time be geographically concentrated and may invest a substantial amount of its assets in securities of issuers located in a single country or a small number of countries.

The Fund seeks to identify attractively valued companies that exhibit solid cash flow growth and reliable/predictable earnings and revenue to produce attractive levels of dividend income.

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The following risk factors are added to the section of the Summary Prospectus entitled "Investments, Risks and Performance – Principal Risks":

Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Fund may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Country Risk. Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies' operational risks.

Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund's investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Geographic Concentration Risk. The Fund's performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

The section of the Statutory Prospectus entitled "More About the Fund's Principal And Non-Principal Investment Strategies, Investments and Risks—Investments and Investment Strategies" is replaced with the following:

INVESTMENTS AND INVESTMENT STRATEGIES

The Fund's investment objective is to seek income and capital appreciation.

The Fund invests under normal circumstances at least 80% of its investable assets (net assets plus borrowings for investment purposes) in income-producing equity and equity-related securities. Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock or the cash value of such common stock, nonconvertible preferred stocks and convertible securities, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and joint ventures and business development companies, securities of real estate investment trusts (REITs) and income and royalty trusts, publicly-traded master limited partnerships, American Depositary Receipts and other similar securities.

The Fund may invest in exchange traded funds (ETFs), and other investment companies subject to the limitations under the Investment Company Act of 1940. The Fund may also participate in the initial public offering (IPO) market.

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The Fund may invest without limit in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. Under normal circumstances, the Fund invests at least 40% of its investable assets in foreign securities, including up to 20% of its investable assets in issuers located in or otherwise economically tied to emerging markets countries (identified by the subadviser as countries classified by MSCI as emerging and frontier markets). The Fund's investments in foreign securities may be lower if conditions are not favorable, but such investments will not be lower than 30% of the Fund's investable assets. The Fund's investments may be US or non-US dollar denominated.

The Fund may from time to time be geographically concentrated and may invest a substantial amount of its assets in securities of issuers located in a single country or a small number of countries.

The Fund seeks to identify attractively valued companies that exhibit solid cash flow growth and reliable/predictable earnings and revenue to produce attractive levels of dividend income.

In addition to common stocks, the Fund may invest in other equity-related securities, including nonconvertible preferred stocks, structured notes, and convertible securities—like bonds, corporate notes and preferred stocks—that it can convert into a company's common stock, the cash value of common stock, or some other equity security (such as warrants or options).

The Fund may invest up to 20% of its total assets in debt obligations. While the Fund will generally purchase investment-grade commercial paper and bonds, the Fund may also invest up to 10% of its total assets in debt instruments that, at the time of purchase, are rated below investment grade, or if unrated, determined by the Manager to be of comparable quality (sometimes referred to as "high yield securities" or "junk bonds"). The Fund considers a debt instrument to be investment grade based on the highest rating assigned at the time of purchase by S&P Global Ratings, Moody's Investors Service, Inc., or one of the other nationally recognized statistical rating organizations (NRSROs).

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund (the Board) can change investment policies that are not fundamental.

The tables of the Statutory Prospectus entitled "More About the Fund's Principal And Non-Principal Investment Strategies, Investments and Risks—Principal Strategies – Investment Limits" and "Non-Principal Strategies – Investment Limits" are replaced with the following:

Principal Strategies: Investment Limits

⬛Equity and equity-related securities: At least 80% of investable assets

⬛Foreign securities: Up to 100% of total assets

⬛Securities of Real Estate Investment Trusts (REITs): Up to 35% of total assets

Non-Principal Strategies: Investment Limits

⬛Debt obligations: up to 20% of total assets

⬛Below investment-grade debt obligations: up to 10% of total assets

⬛Short Sales: Up to 25% of net assets (short sales "against the box" are not subject to this limit)

⬛Illiquid Securities: Up to 15% of net assets

The following risk factors are added to the section of the Statutory Prospectus entitled "More About the Fund's Principal And Non-Principal Investment Strategies, Investments and Risks—Risks of Investing in the Fund:"

Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For

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example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Fund may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund's investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Country Risk. Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies' operational risks.

Geographic Concentration Risk. The Fund's performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.

Warrants and Rights Risk. If the underlying stock price does not rise above the exercise price before the warrant expires, a warrant generally expires without value and the Fund loses any amount paid for the warrant. Warrants may trade in the same markets as their underlying stock; however, the price of a warrant may not move with the price of the underlying stock. Failing to exercise subscription rights to purchase common stock would dilute the Fund's interest in the issuing company. The market for such rights is not well developed, and the Fund may not always realize full value on the sale of rights.

Change in the Fund's Investment Benchmark

The Fund will compare its performance to the Morgan Stanley Capital International All Country World (MSCI ACWI) Net Dividends (ND) Index. Fund management believes that the MSCI ACWI ND Index is more relevant to the Fund's new investment strategies.

The MSCI ACWI ND Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

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Addition of a Portfolio Manager

Warren N. Koontz, Jr., CFA is added as a portfolio manager of the Fund. Shaun Hong and Ubong "Bobby" Edemeka will continue to serve as portfolio managers of the Fund.

Mr. Koontz is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees' Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.

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